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                                                                Exhibit: 10.17FT

                              ARTICLES OF AMENDMENT
                                       OF
                            ARTICLES OF ORGANIZATION
                                       OF
                           GOLD STAR PUBLISHING, LLC.

         Pursuant to Arizona Revised Statutes, Section 29-633, Gold Star Publishing, LLC. (the "Company"), an Arizona limited liability company, amends its Articles of Organization as follows:

         1.       The present name of the Company is "Gold Star Publishing,
                  LLC."

         2. The date the original Articles of Organization were filed with the Arizona Corporation Commission was February 5, 1999.

         3. Management of the Company is reserved to the Members. DATED as of the 1st day of February, 1999.

                                             Futech Interactive Products, Inc.,
                                             an Arizona corporation, Member

                                             By /s/ Mel Sauder
                                                --------------------------------
                                                Mel Sauder, President


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